Exhibit (10.s)


                             FIRST AMENDMENT TO THE
                    MET-PRO CORPORATION SALARIED PENSION PLAN


        This First Amendment to the Met-Pro Corporation Salaried Pension Plan (the "Plan") is made by Met Pro Corporation (the "Company").


                              W I T N E S S E T H:


        WHEREAS,the Company established the Plan for its eligible employees effective as of September 1, 1968, and amended and restated as of September 1, 2000; and

        WHEREAS, the Company reserved the right in Section 16.1 of the Plan to amend the Plan at any time; and

        WHEREAS, the Company now desires to amend the Plan to make certain changes as required or permitted by the Economic Growth and Tax Relief Reconciliation Act of 2001; to make certain required changes to the Plan's claims procedures; to add Pristine Hydrochemical, Inc. as a participating employer; and to revise the use of mortality tables for certain purposes under the Plan.

        NOW, THEREFORE, the Plan is hereby amended as set forth below.

Preamble
--------

1.      Adoption and effective date of amendment.  This amendment of the Met-Pro
        ----------------------------------------
        Corporation Salaried Pension Plan (the "Plan") is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), and to make certain other changes to the Plan. This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

2.      Supersession of inconsistent provisions.  This amendment shall supersede
        ---------------------------------------
        the  provisions  of  the  plan  to  the  extent  those   provisions  are
        inconsistent with the provisions of this amendment.

Section 1. Limitations on Benefits
           -----------------------

1. Effective date. This section shall be effective for limitation years ending after December 31, 2001.

2.      Definitions.
        -----------

        2.1     Defined benefit dollar  limitation.  The "defined benefit dollar
                ----------------------------------
                limitation" is $160,000, as adjusted, effective January 1 of each year, under section 415(d) of the Code in such manner as the Secretary shall prescribe, and payable in the form of a straight life annuity. A limitation as adjusted under section 415(d) will apply to limitation years ending with or within the calendar year for which the adjustment applies.

        2.2     Maximum permissible  benefit.  The "maximum permissible benefit"
                ----------------------------
                is the lesser of the defined benefit dollar limitation or the defined benefit compensation limitation (both adjusted where required, as provided in (a) and, if applicable, in (b) or (c) below).

                (a) If the Participant has fewer than 10 years of participation in the Plan, the defined benefit dollar limitation shall be multiplied by a fraction, (i) the numerator of which is the number of years (or part thereof) of participation in the Plan and (ii) the denominator of which is 10. In the case of a Participant who has fewer than 10 years of service with the employer, the defined benefit compensation limitation shall be multiplied by a fraction, (i) the numerator of which is the number of years (or part thereof) of service with the employer and (ii) the denominator of which is 10.

                (b) If the benefit of a Participant begins prior to age 62, the defined benefit dollar limitation applicable to the Participant at such earlier age is an annual benefit payable in the form of a straight life annuity beginning at the earlier age that is the actuarial equivalent of the defined benefit dollar limitation applicable to the Participant at age 62 (adjusted under (a) above, if required). The defined benefit dollar limitation applicable at an age prior to age 62 is determined as the lesser of (i) the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using the interest rate and mortality table specified in the Plan for early retirement and (ii) the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using a 5 percent interest rate and the applicable mortality table as defined in Appendix A of the Plan. Any decrease in the defined benefit dollar limitation determined in accordance with this paragraph
                        (b) shall not reflect a mortality decrement if benefits are not forfeited upon the death of the Participant. If any benefits are forfeited upon death, the full mortality decrement is taken into account.

                (c) If the benefit of a Participant begins after the Participant attains age 65, the defined benefit dollar limitation applicable to the Participant at the later age is the annual benefit payable in the form of a straight life annuity beginning at the later age that is actuarially equivalent to the defined benefit dollar limitation applicable to the Participant at age 65 (adjusted under (a) above, if required). The actuarial equivalent of the defined benefit dollar limitation applicable at an age after age 65 is determined as (i) the lesser of the actuarial equivalent (at such age) of the defined benefit dollar limitation computed the interest rate and mortality table specified in the Plan for late retirement and (ii) the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using a 5 percent interest rate assumption and the applicable mortality table as defined in Appendix A of the Plan. For these purposes, mortality between age 65 and the age at which benefits commence shall be ignored.

Section 2. Increase in Compensation Limit
           ------------------------------

1.      Increase in limit.  The annual  compensation of each  Participant  taken
        -----------------
        into account in determining benefit accruals in any Plan Year beginning after December 31, 2001, shall not exceed $200,000. Annual compensation means compensation during the Plan Year or such other consecutive 12-month period over which compensation is otherwise determined under the Plan (the determination period). For purposes of determining benefit accruals in a Plan Year beginning after December 31, 2001, the $200,000 limitation on compensation shall also apply for any prior determination period.

2.      Cost-of-living  adjustment. The $200,000 limit on annual compensation in
        --------------------------
        paragraph 1 shall be adjusted for cost-of-living increases in accordance with section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

Section 3. Modification of Top-Heavy Rules
           -------------------------------

1.      Effective  date.  This section  shall apply for purposes of  determining
        ---------------
        whether the Plan is a top-heavy Plan under section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of section 416(c) of the Code for such years. This section amends Article 17 of the Plan.

2.      Determination of top-heavy status.
        ----------------------------------

        2.1     Key employee. Key employee means any employee or former employee
                ------------
                (including any deceased employee) who at any time during the Plan Year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

        2.2     Determination  of present  values and amounts.  This section 2.2
                ---------------------------------------------
                shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

                2.2.1   Distributions  during year  ending on the  determination
                        --------------------------------------------------------
                        date.  The present  values of accrued  benefits  and the
                        ----
                        amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the Plan under section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

                2.2.2   Employees not performing  services during year ending on
                        --------------------------------------------------------
                        the   determination   date.  The  accrued  benefits  and
                        --------------------------
                        accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

3.      Minimum  benefits.  For  purposes  of  satisfying  the  minimum  benefit
        -----------------
        requirements of section 416(c)(1) of the Code and the Plan, in determining years of service with the employer, any service with the employer shall be disregarded to the extent that such service occurs during a Plan Year when the Plan benefits (within the meaning of section 410(b) of the Code) no key employee or former key employee.

Section 4. Direct Rollovers of Plan Distributions
           --------------------------------------

1.      Effective  date.  This section shall apply to  distributions  made after
        ---------------
        December 31, 2001.

2.      Modification of definition of eligible  retirement plan. For purposes of
        -------------------------------------------------------
        the direct rollover provisions in section 8.9 of the Plan, an eligible retirement plan shall also mean an annuity contract described in section 403(b) of the Code and an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in section 414(p) of the Code.

Section 5. Definition of Pristine Hydrochemical, Inc.
           ------------------------------------------

1. The following definition is inserted as section 1.40 of Article I (definitions) of the Plan and the remainder of the Article is renumbered accordingly:

        "Pristine Hydrochemical" shall mean Pristine Hydrochemical, Inc. a subsidiary of Met-Pro Corporation.

2. Section 1.53, definition of Subsidiary, is amended by adding "and effective June 1, 2002, Pristine Hydrochemical" at the end of the section.

Section 6. Credited Service
           ----------------

1. Section 1.35 of the Plan is amended by adding the following sentence to the end:

        "Past Service Date" shall mean June 1, 2002 for Employees of Pristine Hydrochemical."

2. Section 3.5 of the Plan is amended effective June 1, 2002 by inserting the following at the end thereof as subsection (j):

        (j) Pristine Hydrochemical - All Past Service accumulated before June 1, 2002 shall not be taken into account in determining the amount of Credited Service.

Section 7. Claims Procedures
           -----------------

Sections 13.1 through 13.3 of the Plan are deleted effective January 1, 2002 and the following is inserted in Section 13.1. Section 13.4 shall be renumbered as
Section 13.2.

Timing of Notification of Benefit Determination

A claim for benefits shall be made in writing to the Administrator or Committee, as applicable.

The Administrator (or Committee, if appointed) shall notify the claimant of an adverse benefit determination within a reasonable period of time, but not later than 90 days after receipt of the claim by the Plan, unless it determines that special circumstances require an extension of time for processing the claim. If the Administrator (or Committee, if applicable) determines that an extension of time for processing is required, written notice of the extension shall be furnished to the claimant within the initial 90-day period. In no event shall such extension exceed a period of 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan expects to render the benefit determination.

Manner and Content of Benefit Determinations

The Administrator (or Committee, if applicable) shall provide a claimant with written or electronic notification of any adverse benefit determination. Any electronic notification shall comply with the standards imposed by 29 CFR 2520-104b-1(c)(1)(i), (iii) and (iv). The notification shall set forth, in a manner calculated to be understood by the claimant:

(i)     The specific reason or reasons for the adverse determination.

(ii) Reference to the specific Plan provisions on which the determination is based.

(iii) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary.

(iv) A description of the Plan's review procedures and the time limits applicable to such procedures, including a statement of the claimant's right to bring a civil action under section 502(a) of the Act following an adverse benefit determination on review.

Appeal of Adverse Benefit Determination

In order to provide a claimant with the opportunity for a full and fair review of a claim and adverse benefit determination:

(i)     A claimant has at least 60 days following  receipt of a notification  of
        an   adverse   benefit   determination   within   which  to  appeal  the
        determination.

(ii) A claimant may submit written comments, documents, records and other information relating to the claim for benefits

(iii) A claimant shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claimant's claim for benefits. A document, record or other information shall be considered "relevant" to a claimant's claim if such document, record or other information:

        (A)     was relied upon in making the benefit determination;

        (B) was submitted, considered or generated in the course of making the benefit determination, without regard to whether such document or record was relied upon in making the benefit determination; or

        (C) demonstrates compliance with the administrative processes and safeguards required by the Department of Labor's regulations in making the benefit determination.

(iv) The review will take into account all comments, documents, records and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

Timing of Notification of Benefit Determination on Review

The Administrator (or Committee, as applicable) shall notify a claimant of the Plan's benefit determination on review within a reasonable period of time, but not later than 60 days after receipt of the claimant's request for review by the Plan, unless it determines that special circumstances (such as the need to hold a hearing) require an extension of time for processing the claim. If an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial

60-day period. In no event shall such extension exceed a period of 60 days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan expects to render the determination on review.

When the Committee is making the determination on review, if it holds regularly scheduled meetings at least quarterly, the paragraph above shall not apply, and the Committee shall instead make a benefit determination no later than the date of the meeting of the Committee that immediately follows the Plan's receipt of a request for review, unless the request for review is filed within 30 days preceding the date of such meeting. In such case, a benefit determination may be made by no later than the date of the second meeting following the Plan's receipt of the request for review. If special circumstances require a further extension of time for processing, a benefit determination shall be rendered not later than the third meeting of the Committee following the Plan's receipt of the request for review. If such an extension of time for review is required because of special circumstances, the Committee shall provide the claimant with written notice of the extension, describing the special circumstances and the date as of which the benefit determination will be made, prior to the commencement of the extension. The Committee shall notify the claimant of the benefit determination as soon as possible, but not later than 5 days after the benefit determination is made.

The period of time within which a benefit determination on review is required to be made shall begin at the time an appeal is filed in accordance with the Plan procedures, without regard to whether all the information necessary to make a benefit determination on review accompanies the filing. In the event that a period of time is extended due to a claimant's failure to submit information necessary to decide a claim, the period for making the benefit determination on review shall be tolled from the date on which the notification of the extension is sent to the claimant until the date on which the claimant responds to the request for additional information.

Manner and Content of Notification of Benefit Determination on Review

The Administrator (or Committee as applicable) shall provide a claimant with written or electronic notification of a plan's benefit determination on review. Any electronic notification shall comply with the standards imposed by 29 CFR 2520.104b-1(c)(1)(i) , (iii), and (iv). In the case of an adverse benefit determination, the notification shall set forth, in a manner calculated to be understood by the claimant:

(i)     The specific reason or reasons for the adverse determination.

(ii)    Reference  to  the  specific  Plan   provisions  on  which  the  benefit
        determination is based.

(iii) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits.

(iv) A statement describing any voluntary appeal procedures offered by the Plan and the claimant's right to obtain the information about such procedures described in paragraph (c)(3)(iv) of this section, and a statement of the claimant's right to bring an action under section 502(a) of ERISA.

In the case of an adverse benefit determination on review, the Administrator (or Committee, as applicable) shall provide such access to, and copies of, documents, records, and other information described above, as appropriate.

Failure to Follow Claims Procedures

In the case of the failure of the Plan to follow the claims procedures, the claimant shall be deemed to have exhausted the administrative remedies under the Plan and shall be entitled to pursue any available remedies under section 502(a) of ERISA.

Section 8.  Required Minimum Distributions
            ------------------------------

Section 8.8(f) is added to the Plan as follows:

        (f)     Minimum Distribution Rules Effective January 1, 2003.

                (i) Effective Date. The provisions of this Section 8.8(f) will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

                        (1)     Precedence.  The  requirements  of this  article
                                will  take  precedence  over  any   inconsistent
                                provisions of the plan.

                        (2) Requirements of Treasury Regulations Incorporated. All distributions required under this article will be determined and made in accordance with the Treasury regulations under section 401(a)(9) of the Internal Revenue Code.

                        (3) TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this article, other than section (f)(i)(2) above, distributions may be made under a designation made before January 1, 1984, in accordance with section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the plan that relate to section 242(b)(2) of TEFRA.

                (ii)    Timing and Manner of Distribution

                        (1) Required Beginning Date. The participant's entire interest will be distributed, or begin to be distributed, to the participant no later than the participant's required beginning date.

                        (2) Death of Participant Before Distributions Begin. If the participant dies before distributions begin, the participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

                                (A) If the participant's surviving spouse is the participant's sole designated beneficiary, then, except as provided in the adoption agreement, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the participant died, or by December 31 of the calendar year in which the participant would have attained age 70 1/2, if later.

                                (B) If the participant's surviving spouse is not the participant's sole designated beneficiary, then, except as provided in the adoption agreement, distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the participant died.

                                (C) If there is no designated beneficiary as of September 30 of the year following the year of the participant's death, the participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the participant's death.

                                (D) If the participant's surviving spouse is the participant's sole designated beneficiary and the surviving spouse dies after the participant but before distributions to the surviving spouse begin, this section (f)(ii)(2), other than section (f)(ii)(2)(A), will apply as if the surviving spouse were the participant.

For purposes of this section (f)(ii)(2) and section (f)(v), distributions are considered to begin on the participant's required beginning date (or, if section
(f)(ii)(2)(D) applies, the date distributions are required to begin to the surviving spouse under section (f)(ii)(2)(A)). If annuity payments irrevocably commence to the participant before the participant's required beginning date (or to the participant's surviving spouse before the date distributions are required to begin to the surviving spouse under section (f)(ii)(2)(A), the date distributions are considered to begin is the date distributions actually commence.

                (3) Form of Distribution. Unless the participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with subsections f(iii), (iv) and (v). If the participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of section 401(a)(9) of the Code and the Treasury regulations. Any part of the participant's interest which is in the form of an individual account described in section 414(k) of the Code will be distributed in a manner satisfying the requirements of section 401(a)(9) of the Code and the Treasury regulations that apply to individual accounts.

        (iii)   Determination of Amount to be Distributed Each Year.

                (1)     General  Annuity  Requirements.   If  the  participant's
                        interest is paid in the form of annuity distributions under the plan, payments under the annuity will satisfy the following requirements:

                        (A)     the  annuity   distributions  will  be  paid  in
                                periodic payments made at intervals not longer than one year;

                        (B) the distribution period will be over a life (or lives) or over a period certain not longer than the period described in section (f)(iv) or
                                (f)(v);

                        (C) once payments have begun over a period certain, the period certain will not be changed even if the period certain is shorter than the maximum permitted;

                        (D)     payments   will  either  be   nonincreasing   or
                                increase only as follows:

                                (i) by an annual percentage increase that does not exceed the annual percentage increase in a cost-of-living index that is based on prices of all items and
                                        issued   by   the    Bureau   of   Labor
                                        Statistics;

                                (ii) to the extent of the reduction in the amount of the participant's payments to provide for a survivor benefit upon death, but only if the beneficiary whose life was being used to determine the distribution period described in subsection (f)(iv) dies or is no longer the participant's beneficiary pursuant to a qualified domestic relations order within the meaning of section 414(p);

                                (iii)   to  provide  cash  refunds  of  employee
                                        contributions   upon  the  participant's
                                        death; or

                                (iv) to pay increased benefits that result from a plan amendment.

                (2) Amount Required to be Distributed by Required Beginning Date. The amount that must be distributed on or before the participant's required beginning date (or, if the participant dies before distributions begin, the date distributions are required to begin under section
                        (f)(ii)(2)(A) or (B)) is the payment that is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Payment intervals are the periods for which payments are received, e.g., bi-monthly, monthly, semi-annually, or annually. All of the participant's benefit accruals as of the last day of the first distribution calendar year will be included in the calculation of the amount of the annuity payments for payment intervals ending on or after the participant's required beginning date.

                (3) Additional Accruals After First Distribution Calendar Year. Any additional benefits accruing to the participant in a calendar year after the first distribution calendar year will be distributed beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

        (iv) Requirements For Annuity Distributions That Commence During Participant's Lifetime.

                (1) Joint Life Annuities Where the Beneficiary Is Not the Participant's Spouse. If the participant's interest is being distributed in the form of a joint and survivor annuity for the joint lives of the participant and a nonspouse beneficiary, annuity payments to be made on or after the participant's required beginning date to the designated beneficiary after the participant's death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the participant using the table set forth in Q&A-2 of section 1.401(a)(9)-6T of the Treasury regulations. If the form of distribution combines a joint and survivor annuity for the joint lives of the participant and a nonspouse beneficiary and a period certain annuity, the requirement in the preceding sentence will apply to annuity payments to be made to the designated beneficiary after the expiration of the period certain.

                (2) Period Certain Annuities. Unless the participant's spouse is the sole designated beneficiary and the form of distribution is a period certain and no life annuity, the period certain for an annuity distribution commencing during the participant's lifetime may not exceed the applicable distribution period for the participant under the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury regulations for the calendar year that contains the annuity starting date. If the annuity starting date precedes the year in which the participant reaches age 70, the applicable distribution period for the participant is the distribution period for age 70 under the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury regulations plus the excess of 70 over the age of the participant as of the participant's birthday in the year that contains the annuity starting date. If the participant's spouse is the participant's sole designated beneficiary and the form of distribution is a period certain and no life annuity, the period certain may not exceed the longer of the participant's applicable distribution period, as determined under this section (f)(iv)(2), or the joint life and last survivor expectancy of the participant and the participant's spouse as determined under the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the participant's and spouse's attained ages as of the participant's and spouse's birthdays in the calendar year that contains the annuity starting date.

        (v) Requirements For Minimum Distributions Where Participant Dies Before Date Distributions Begin.

                (1) Participant Survived by Designated Beneficiary. Except as provided in the adoption agreement, if the participant dies before the date distribution of his or her interest begins and there is a designated beneficiary, the participant's entire interest will be distributed, beginning no later than the time described in section (f)(ii)(2)(A) or (B), over the life of the designated beneficiary or over a period certain not exceeding:

                        (A) unless the annuity starting date is before the first distribution calendar year, the life expectancy of the designated beneficiary determined using the beneficiary's age as of the beneficiary's birthday in the calendar year immediately following the calendar year of the participant's death; or

                        (B) if the annuity starting date is before the first distribution calendar year, the life expectancy of the designated beneficiary determined using the beneficiary's age as of the beneficiary's birthday in the calendar year that contains the annuity starting date.

                (2) No Designated Beneficiary. If the participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the participant's death, distribution of the participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the participant's death.

                (3) Death of Surviving Spouse Before Distributions to Surviving Spouse Begin. If the participant dies before the date distribution of his or her interest begins, the participant's surviving spouse is the participant's sole designated beneficiary, and the surviving spouse dies before distributions to the surviving spouse begin, this section (f)(v) will apply as if the surviving spouse were the participant, except that the time by which distributions must begin will be determined without regard to section (f)(ii)(2)(A).

        (vi)    Definitions.

                (1) Designated beneficiary. The individual who is designated as the beneficiary under section 15.1 of the plan and is the designated beneficiary under section 401(a)(9) of the Internal Revenue Code and section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

                (2) Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the participant's required beginning date. For distributions beginning after the participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to section (f)(ii)(2).

                (3) Life expectancy. Life expectancy as computed by use of the Single Life Table in section 1.401(a)(9)-9 of the Treasury regulations.

                (4)     Required  beginning  date. The date specified in section
                        8.3 of the plan.

Section 9. Mortality Tables
           ----------------

1. Effective date. This section shall apply to distributions with annuity starting dates on or after December 31, 2002.

2. Notwithstanding any other plan provisions to the contrary, the applicable mortality table used for purposes of adjusting any benefit or limitation under 415(b)(2)(B), (C), or (D) of the Internal Revenue Code as set forth in Appendix A of the plan and the applicable mortality table used for purposes of satisfying the requirements of 417(e) of the Internal Revenue Code as set forth in Appendix A of the plan is the table prescribed in Rev. Rul. 2001-62.

        IN ALL OTHER RESPECTS, this Plan is continued in full force and effect. In order to maintain the terms of the Plan in a single document, this Amendment may be incorporated into the most recent restatement of the Plan.

        IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed by its duly authorized officer this 15th day of August, 2002.



ATTEST:                                    Met Pro Corporation

By  /s/ Gary J. Morgan                     By     /s/ William L. Kacin
    -----------------------------                -------------------------------

Title:  V/P Finance                        Title:    Pesident and CEO
        -------------------------                   ----------------------------